UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2017

XYLEM INC.
(Exact name of registrant as specified in its charter)

Indiana	001-35229	45-2080495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 International Drive Rye Brook, New York	10573
(Address of principal executive offices)	(Zip Code)
(914) 323-5700
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.¨

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 12, 2017, Xylem Inc. (the “Company”) amended and restated its Articles of Incorporation (the “Articles of Incorporation”) to amend Article Eighth of the Company’s previously existing Articles of Incorporation to allow shareholders holding at least a majority of the voting power of the outstanding shares of common stock of the Company to, subject to Indiana law and the Articles of Incorporation, amend the Company’s By-laws.  In addition, the Articles of Incorporation included a conforming change to the language governing the Board’s right to amend the By-laws.  A corresponding amendment to Section 12 of the Company’s By-laws allowing shareholders to amend the Company’s By-laws also became effective on May 12, 2017.
The foregoing description is qualified in its entirety by reference to the full text of the Articles of Incorporation and the amended and restated By-laws of the Company, copies of which are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.
On May 10, 2017, the Company held its Annual Meeting of Shareholders (“Annual Meeting”). There were 154,757,369 shares of the Company’s common stock represented at the Annual Meeting in person or by proxy, constituting 86.12% of the Company’s outstanding common stock on March 14, 2017, the record date.
The final voting results for each item voted on at the Annual Meeting are set forth below:

1.	Proposal One: Election of Six Directors. The following nominees were elected to serve as directors of the Company for a one-year term:

NOMINEE	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Curtis J. Crawford, Ph.D.	140,145,039	1,686,654	336,363	12,589,313
Robert F. Friel	120,757,456	20,322,527	1,088,073	12,589,313
Sten E. Jakobsson	140,802,088	1,025,498	340,470	12,589,313
Steven R. Loranger	138,801,299	3,027,592	339,165	12,589,313
Surya N. Mohapatra, Ph.D.	140,681,217	1,145,801	341,038	12,589,313
Jerome A. Peribere	140,944,226	879,814	344,016	12,589,313

2.
Proposal Two: Ratification of Appointment of the Independent Registered Public Accounting Firm. Shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2017:

FOR	AGAINST	ABSTENTIONS
152,518,492	1,682,245	556,632

3.
Proposal Three: Advisory Vote on Named Executive Compensation. Shareholders approved a resolution approving, on an advisory basis, the compensation paid to the Company’s named executive officers as described in the Company’s 2017 proxy statement.

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
132,694,067	7,762,760	1,711,229	12,589,313

4.	Proposal Four: Amendment to Articles of Incorporation. Shareholders approved an amendment to the Company's Articles of Incorporation to Allow Shareholders to Amend the Company's By-laws.

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
141,476,850	284,850	406,356	12,589,313

Item9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

3.1	Fourth Amended and Restated Articles of Incorporation of Xylem Inc.
3.2	Fourth Amended and Restated By-laws of Xylem Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XYLEM INC.

Date: May 15, 2017	By:	/s/ Claudia S. Toussaint
Claudia S. Toussaint
Senior Vice President, General Counsel & Corporate Secretary (Authorized Officer of Registrant)

EXHIBIT INDEX

Exhibit No.	Description

3.1	Fourth Amended and Restated Articles of Incorporation of Xylem Inc.
3.2	Fourth Amended and Restated By-laws of Xylem Inc.